UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each Exchange on which Registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 26, 2023, FTI Consulting, Inc. (“FTI Consulting”) announced that it has modified the composition of our reportable segments to reflect changes in how we operate our business. Effective July 1, 2023, FTI Consulting transferred 127 billable professionals in our health solutions practice within our Forensic and Litigation Consulting (“FLC”) segment who focus on business transformation services in the healthcare and life sciences sector to the business transformation & strategy practice within our Corporate Finance & Restructuring (“Corporate Finance”) segment. This change aligns this group of professionals with the broader business transformation capabilities within the Corporate Finance segment. Eighty-three billable professionals who focus on advisory and managed care services within the heath solutions practice remained in the FLC segment. FTI Consulting is issuing this Current Report on Form 8-K in order to provide investors with unaudited segment selected summary financial information and segment selected operating data for the Corporate Finance and FLC segments that reflect the modified composition of our reportable segments described above.

The unaudited segment selected summary financial information and operating data included in Exhibit 99.1 to this Current Report on Form 8-K, incorporated herein by reference, provides recast unaudited summary financial information and other select operating data for the Corporate Finance and FLC segments for the previously reported years ended December 31, 2020, December 31, 2021 and December 31, 2022, and the previously reported quarters in each such year and the first and second quarters for the year ending December 31, 2023 to conform to the current period presentation reflected in FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

The information included in this Form 8-K does not amend or restate FTI Consulting’s previously reported consolidated financial statements for any period and is presented for information purposes only. It does not change FTI Consulting’s previously reported historical financial information other than as required to reflect the modified composition of the Corporate Finance and FLC reporting segments as described above. This information should be read in conjunction with FTI Consulting’s quarterly report on Form 10-Q for the quarter ended September 30, 2023 filed with the Securities and Exchange Commission on October 26, 2023.

Item 9.01(d).	Exhibits

Exhibit No.	Description

99.1	Recast Segment Selected Information of FTI Consulting, Inc.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated October 26, 2023, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: October 30, 2023	By:	/s/ CURTIS P. LU
	Name:	Curtis P. Lu
	Title:	General Counsel

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